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                                                                      EXHIBIT 21

                      SUBSIDIARIES OF THE PITTSTON COMPANY
                            AS OF DECEMBER 31, 1999

          (Percentage of Voting Securities 100% unless otherwise noted)

                                                                                        Jurisdiction
           Company                                                                    of Incorporation
           -------                                                                    ----------------
The Pittston Company [Delaware]                                                           Delaware
Glen Allen Development, Inc.                                                              Delaware
Pittston Services Group, Inc.                                                             Virginia
     Brink's Holding Company                                                              Virginia
          Brink's Home Security, Inc.                                                     Delaware
          Brink's Guarding Services, Inc.                                                 Delaware
          Brink's Home Security Canada Limited                                            Canada
    Brink's, Incorporated                                                                 Delaware
          Brellis Partners, L.P. (50% Partnership)                                        Virginia
          Brink's Antigua Limited (47%)                                                   Antigua
          Brink's Express Company                                                         Illinois
          Brink's (Liberia) Inc.                                                          Liberia
          Brink's Redevelopment Corporation                                               Missouri
          Brink's St. Lucia Limited (26%)                                                 B.W.Indies
          Brink's Security International, Inc.                                            Delaware
            Brink's Brokerage Company                                                     Delaware
            Brink's Asia Pacific Pty Ltd.                                                 Australia
            Brink's Allied Limited (50%)                                                  Ireland
                 Allied Couriers Limited                                                  Ireland
                 Brinks Ireland Limited                                                   Ireland
            Brink's Argentina S.A.(51%)                                                   Argentina
            Brink's Ayra India Private Limited (40%)                                      India
            Brink's Australia Pty. Limited                                                Australia
            Brink's Bolivia S.A. (93.76% & Bl .27%)                                       Bolivia
            Brink's Canada Limited                                                        Canada
                 Brink's Security Company Limited                                         Canada
                 Brink's SFB Solutions, Ltd.                                              Canada
            Brink's C.l.S., Inc.                                                          Delaware
            Brink's de Colombia S.A. (50.5%)                                              Colombia
                 Domesa de Colombia, S.A. (77%, C. Brinks 18%)                            Colombia
            Brink's Diamond and Jewelry Services, Inc.                                    Delaware
            Brink's Diamond & Jewelery Services (International) (1993) Ltd.
            (99.9% Bl.1%)                                                                 Israel
            Brink's Diamond & Jewelry Services S.R.L.(99.9% Bl.1%)                        Italy
            Brink's Far East Limited (99.9% Bl.1%)                                        Hong Kong
            Brink's Global Services, Ltd.                                                 U.K.
            Brink's Guvenlik Hizmetleri A.S.                                              Turkey
            Brink's-Hong Kong Limited (99.9% Bl.1%)                                       Hong Kong
            Brink's International Air Courier, Inc.                                       Delaware
            Brink's International Management Group, Inc.                                  Delaware
            Brink's (Israel) Limited (70%)                                                Israel
            Brink's Japan Limited (51%)                                                   Japan
            Brink's Nederland B.V.                                                        Netherlands
            Brink's Network, Incorporated                                                 Delaware
            Brink's Pakistan (Pvt) Limited (49%)                                          Pakistan
            Brink's Panama, S.A. (49%)                                                    Panama
                 Immobiliaria Brink's Panama, S.A.                                        Panama
            Brink's Puerto Rico, Inc.                                                     Puerto Rico
            Brink's S.A.                                                                  France
            Brink's-Schenker GmbH (50%)                                                   Germany

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                                        2

                                                                                           Jurisdiction
           Company                                                                        of Incorporation
           -------                                                                        ----------------
                   Brink's Sicherheit                                                         Germany
                      Security Consulting & Services GmbH                                     Germany
             Brink's Singapore Pte. Ltd. (60%)                                                Singapore
             Brink's Securmark S.p.A. (24.5%)                                                 Italy
             Brink's (Southern Africa) (Proprietary) Ltd.                                     South Africa
             Brink's Taiwan Limited (94%)                                                     Taiwan
             Brink's (Thailand) Limited (40%)                                                 Thailand
             Brink's (UK) Limited                                                             U.K.
               Brink's Commercial Services Limited (BUK-99%, BSI-1sh)                         U.K.
               Brink's Diamond & Jewelery Services Limited
               (BUK-99%, BSI-1sh)                                                             U.K.
               Brink's Limited (BUK-99%, BSI-1sh)                                             U.K.
                  Brink's (Gibraltar) Limited (99%)                                           Gibraltar
                  Brink's Limited (Bahrain) EC                                                Bahrain
                  Brink's Security Limited (15% Legal Title Bks-Zieg.)
                  (BL-99%, BUK 1%)                                                            U.K.
                  Quarrycast Commercial Limited
                    (15% Leg.Ttle Bks-Zieg.) (BL-50%, BUK 1%)                                 U.K.
             Brink's-Ziegler S.A. (50%)                                                       Belgium
             Brink's Zurcher Freilager A.G. (51%)                                             Switzerland
             Cavalier Insurance Company, Ltd.                                                 Bermuda
             Centro Americana de Inversiones Balboa C.A.(BSI 100%)                            Panama
             S.A. Brink's Diamond & Jewelry Services, N.V. (99%) (BDJS, Inc. 1%)              Belgium
             S.A. Brink's Europe N.V. (99%) (BDJS, Inc.-1%)                                   Belgium
             S.A. Brink's-Ziegler Luxemborg (50%)                                             Luxemborg
             Servicios Brink's S.A. (60.45%)                                                  Chile
             Societe Anonyme of Provision of Services in Transportation
               and Protection of Valuables (50.05%)                                           Greece
             Transpar Participacoes Ltda. (99.9%) [.1% by Bks Inc.]                           Brazil
                  Alarm-Curso de Formacao de Vigilantes, Ltda. (99%)                          Brazil
                  Brinks Seguranca e Transporte de Valores (99%)                              Brazil
                  Brinks Viaturas e Equipamentos Ltda. (99%)                                  Brazil
             Transporte de Valores Brink's Chile S.A. (60.45%)                                Chile
           Brink's SFB Solutions, Inc.                                                        Delaware
           Hermes Transportes Blindados S.A. (Bl-4.96%; Balboa 31.038%)                       Greece
           Security Services (Brink's Jordan) Company Ltd. (45%)                              Jordan
           Custravalca Brink's, C.A. (61%)                                                    Venezuela
           Servicio Pan Americano de Proteccion, S.A. (20%)                                   Mexico
             Canamex (51%)                                                                    Mexico
             Inmobiliaria, A.J. (99.9%)                                                       Mexico
             Productos Pan Americanos de Proteccion (99.9%)                                   Mexico
             Servicio Salvadoreno de Proteccion (14%)                                         Mexico
             VIGYA (99.9%)                                                                    Mexico
Pittston Finance Company Inc.                                                                 Delaware
    BAX Holding Company                                                                       Virginia
          BAX Finance Inc.                                                                    Delaware
          BAX Global Inc.                                                                     Delaware
          BAXAIR Inc                                                                          Delaware
          BAX Global International Inc.                                                       Delaware
            Continental Freight (Pty) Ltd. (South Africa)                                     South Africa
              BAX Global Pty Ltd. (South Africa)                                              South Africa
          BAX Holdings, Inc. (18.35%)                                                         Philippines
            BAX Global (Philippines), Inc. (BHI-48.9%/BAI-50.9%)                              Philippines
          BAX Global (Malaysia) Sdn. Bhd.                                                     Malaysia
            BAX Global Imports (Malaysia) Sdn. Bhd.
            (40%, Bumpautra-60%)                                                              Malaysia
          BAX-Transitarios, Limitada                                                          Portugal
          BAX Global Aktiebolag                                                               Sweden
          BAX Global AG                                                                       Switzerland
          BAX Global A/S                                                                      Denmark
          Burlington Air Express (Brazil) Inc.                                                Delaware
          BAX Global (Canada) Ltd.                                                            Canada

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                                        3

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
                                                                                         Jurisdiction
           Company                                                                     of Incorporation
           -------                                                                     ----------------
                  797726 Ontario Inc.                                                       Canada
           BAX Global Services Chile Limitada                                               Chile
           BAX Global do Brazil Ltda.                                                       Brazil
           Burlington Air Express (Dubai) Inc.                                              Delaware
           BAX Global SARL (France)                                                         France
                  BAX Global S.A. (France)                                                  France
           BAX Global GmbH                                                                  Germany
           BAX Global Holding Pty. Limited                                                  Australia
                  Burlington Air Express (Aust) Pty. Limited                                Australia
                      AFCAB Pty. Limited (11.53%)                                           Australia
                      Brisbane Air Freight Forwarders Terminal Pty Ltd. (20%)               Australia
           BAX Global Cartage Pty. Limited                                                  Australia
           BAX Global Japan K.K.                                                            Japan
           BAX Global (Korea) Co. Ltd. (51%)                                                South Korea
           BAX Global Limited (Hong Kong)                                                   Hong Kong
           BAX Global, S.A. de C.V.                                                         Mexico
           BAX Global (N.Z.) Ltd.                                                           New Zealand
                  Colebrook Bros. Ltd. (New Zealand)                                        New Zealand
           Walsh and Anderson (1991) Limited                                                New Zealand
           Burlington Air Express S.A. (Spain)                                              Spain
           Burlington Air Express Services Inc.                                             Delaware
           BAX Global S.r.l. [Italy]                                                        Italy
                  CSC Customs and Management Services S.r.L.                                Italy
           Burlington Air Express (U.K.) Limited                                            U.K.
                  Alltransport Holdings Limited                                             U.K.
                      Alltransport International Group Limited                              U.K.
                      Alltransport Warehousing Limited                                      U.K.
                      BAX Global (UK) Limited                                               U.K.
                      Pittston Administrative Services (U.K.) Limited                       U.K.
                      BAX Global Ocean Services Limited                                     U.K.
                  WTC Air Freight (U.K.) Limited                                            U.K.
           BAX Express Limited (Ireland)                                                    Ireland
           BAX International Forwarding Ltd. (33%)                                          Taiwan
                      Burlington Air Express (Taiwan) Ltd.                                  Taiwan
           BAX Global Networks B.V. (Netherlands)                                           Netherlands
                  BAX Global B.V. (Netherlands)                                             Netherlands
                    Burlington Air Express N.V./S.A.(Belgium) (97%, BNI-3%)                 Belgium
                    BAX Global Pte Ltd.(Singapore)                                          Singapore
             J. Cleton & Co. Holding B.V.                                                   Netherlands
                  J. Cleton & Co. B.V.                                                      Netherlands
                  Logicenter, B.V.                                                          Netherlands
                  Chip Electronic Services B.V. (50%)                                       Netherlands
             Burlington Networks Inc.                                                       Delaware
             Burlington-Transmaso Air Express Lda. (50%)                                    Portugal
             BAX Global (Proprietary) Limited                                               Australia
                  Traco Freight (Pty) Ltd. (South Africa)                                   South Africa
                  Transkip (Proprietary) Limited                                            Australia
             Indian Enterprises Inc.                                                        Delaware
                  Indian Associates Inc. (40%)                                              Delaware
                    BAX Global India Private Limited (65%, BAXI-35%)                        India
           Burlington Air Imports Inc.                                                      Delaware
           Burlington Air Express Services Inc.                                             Delaware
           Burlington Land Trading Inc.                                                     Delaware
           Highway Merchandise Express, Inc.                                                California

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                                        4

                                                                                        Jurisdiction
           Company                                                                    of Incorporation
           -------                                                                    ----------------
                  WTC Airlines, Inc.                                                      California
                  WTC SUB                                                                 California
Pittston Administrative Services Inc.                                                     Delaware
Pittston Minerals Group Inc.                                                              Virginia
             Pittston Coal Company                                                        Delaware
                  American Eagle Coal Company                                             Virginia
                  Heartland Coal Company                                                  Delaware
                  Maxxim Rebuild Company, Inc.                                            Delaware
                  Mountain Forest Products, Inc.                                          Virginia
                  Pine Mountain Oil and Gas, Inc.                                         Virginia
                      Addington, Inc.                                                     Kentucky
                           Huff Creek Energy Company                                      West Virginia
                           Ironton Coal Company                                           Ohio
                      Appalachian Land Company                                            West Virginia
                      Appalachian Mining, Inc.                                            West Virginia
                           Molloy Mining, Inc.                                            West Virginia
                      Kanawha Development Corporation                                     West Virginia
                      Vandalia Resources, Inc.                                            West Virginia
                 Pittston Coal Management Company                                         Virginia
                 Pittston Coal Sales Corp.                                                Virginia
                 Pittston Coal Terminal Corporation                                       Virginia
                      Pyxis Resources Company                                             Virginia
                      HICA Corporation                                                    Kentucky
                      Holston Mining, Inc.                                                West Virginia
                      Motivation Coal Company                                             Virginia
                      Paramont Coal Corporation                                           Delaware
                 Sheridan-Wyoming Coal Company, Incorporated                              Delaware
                 Thames Development, Ltd.                                                 Virginia
                      Buffalo Mining Company                                              West Virginia
                      Clinchfield Coal Company                                            Virginia
                      Dante Coal Company                                                  Virginia
                      Eastern Coal Corporation                                            West Virginia
                      Elkay Mining Company                                                West Virginia
                      Jewell Ridge Coal Corporation                                       Virginia
                      Kentland-Elkhorn Coal Corporation                                   Kentucky
                      Little Buck Coal Company                                            Virginia
                      Meadow River Coal Company                                           Kentucky
                      Pittston Coal Group, Inc.                                           Virginia
                      Ranger Fuel Corporation                                             West Virginia
                      Sea "B" Mining Company                                              Virginia
                 Pittston Mineral Ventures Company                                        Delaware
                   PMV Gold Company                                                       Delaware
                      Pittston Nevada Gold Company (50%)
                       [50% by MPI Gold (USA) Ltd.]                                       Delaware
                      MPI Gold (USA) Ltd. (34.1%)                                         Nevada
                   Pittston Mineral Ventures International Ltd.                           Delaware
                   Pittston Mineral Ventures of Australia Pty Ltd.                        Australia

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                                        5

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
                                                                                         Jurisdiction
           Company                                                                     of Incorporation
           -------                                                                     ----------------
           Carbon Ventures Pty. Limited                                                   Australia
             International Carbon (Aust.) Pty. Limited                                    Australia
           Mining Project Investors Pty. Ltd. (51.5%)                                     Australia
             Fodina Minerals Pty. Limited                                                 Australia
             MPI Gold Pty. Limited                                                        Australia
                  Stawell Gold Mines Pty. Limited                                         Australia
             MPI Gold (USA), Inc.                                                         Delaware
           Pittston Australasian Mineral Exploration Pty Limited                          Australia
           Pittston Black Sands of Western Australia Pty Limited                          Australia

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